GOING CONCERN	12 Months Ended
Dec. 31, 2018
GOING CONCERN
GOING CONCERN
2.	GOING CONCERN

The Group experienced a net loss of approximately $25.3 million, $161.9 million and $123.2 million for the years ended December 31, 2016, 2017 and 2018, respectively, and negative cash flows from operations of approximately $5.8 million, $9.9 million and $4.3 million for the years ended December 31, 2016, 2017 and 2018, respectively. As at 31 December 2018, the Group’s current liabilities exceeded its current asset by $
15.7
million and there was a capital deficiency of $22.2 million. These conditions raise substantial doubt about the Group’s ability to continue as a going concern.
However, management believes the Group has the ability to fulfill its financial obligations and will continue as a going concern because Ms. Xiaoxia Zhu (“Ms. Zhu”) has agreed in writing to provide adequate funds during the period when she remains as director and chief executive officer
of the Group to enable the Group to meet in full its financial obligations as they fall due through June 28, 2020.

The Group believes that it can realize its assets and satisfy its liabilities in the normal course of business with the financial support from Ms. Zhu. As a result, the consolidated financial statements have been prepared assuming the Group will continue as a going concern. The accompanying consolidated financial statements do not reflect any adjustments relating to the recoverability and reclassification of assets and liabilities as that might be necessary if the Group is unable to continue as a going concern.